UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 12, 2022

BRIGHT GREEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41395	83-4600841
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1033 George Hanosh Boulevard

Grants, NM 87020

(Address of principal executive offices and zip code)

(833) 658-1799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BGXX	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2022, the stockholders of Bright Green Corporation (the “Company”) approved the Bright Green Corporation 2022 Omnibus Equity Compensation Plan (the “Plan”). The Plan authorizes up to 13,547,384 shares of Common Stock for delivery pursuant to awards granted under the Plan. The foregoing is merely a summary of the Plan, and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01.

The information disclosed in Item 5.07 of this Current Report on Form 8-K under the heading “Proposal No. 2: The Plan Proposal” is incorporated by reference into this Item 1.01 to the extent required herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K under the heading “Proposal No. 1: The Amendment Proposal” is incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 12, 2022, the Company held a special meeting of stockholders (the “Special Meeting”). The total number of shares entitled to vote at the Special Meeting was 169,342,300 and there were present at the Special Meeting, in person or by proxy, 127,253,141 shares of common stock, which constituted a quorum for the Meeting.

At the Special Meeting, the stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 10, 2022:

(1) To approve an amendment (the “Amendment”) to the Company’s certificate of incorporation, as amended and restated (the “Charter”), to increase the authorized shares of common stock from 200,000,000 to 500,000,000 (this is referred to as the “Amendment Proposal”);

(2) To approve the Bright Green Corporation 2022 Omnibus Equity Compensation Plan (this is referred to as the “Plan Proposal”); and

(3) To ratify the issuance of 10,000,000 shares of common stock to the Company’s Executive Chairman and Chief Executive Officer pursuant to his executive employment agreement (this is referred to as the “Issuance Proposal”).

The final results of the stockholder votes at the Special Meeting are set forth below:

Proposal No. 1: The Amendment Proposal

The stockholders approved, by special resolution, the Amendment Proposal.

For	Against	Abstain
114,311,508	12,882,981	58,652

On December 12, 2022, to effectuate the Amendment, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment (the “Certificate of Amendment”) to the Charter. The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by the terms of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal No. 2: The Plan Proposal

The stockholders approved, by special resolution, the Plan Proposal.

For	Against	Abstain
116,141,003	11,071,816	40,322

Proposal No. 3: The Issuance Proposal

The stockholders approved, by special resolution, the Issuance Proposal.

For	Against	Abstain
112,247,300	14,488,532	517,309

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Bright Green Corporation
10.1	Bright Green Corporation 2022 Omnibus Equity Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2022	Bright Green Corporation

	By:	/s/ Terry Rafih
Terry Rafih
Chief Executive Officer & Chairman of the Board